Exhibit 10.10

ASSIGNMENT AND TERMINATION AGREEMENT

by and between

PALIGENT INC.

and

INDEVUS PHARMACEUTICALS, INC.

THIS ASSIGNMENT AND TERMINATION AGREEMENT (“Agreement”) is entered into as of December 14, 2004 but is effective as of September 27, 2004 (“Effective Date”), by and between PALIGENT INC. (formerly Heavenlydoor.com, Inc.), a corporation organized and existing under the laws of the State of Delaware and having its principal office at 10 East 53rd Street, 33rd Floor, New York, New York 10022 (“PALIGENT”) and INDEVUS PHARMACEUTICALS INC. (formerly Interneuron Pharmaceuticals, Inc.), a corporation organized and existing under the laws of the State of Delaware and having its principal office at 99 Hayden Avenue, Suite 200, Lexington, Massachusetts 02421 (“INDEVUS”).

W I T N E S S E T H:

WHEREAS, pursuant to the License Agreement (as defined herein), PALIGENT granted INDEVUS an exclusive license in the Territory under the PALIGENT Intellectual Property (each as defined herein) and, pursuant to an amendment to the License Agreement, granted INDEVUS an option to buy out future payment obligations, terminate the License Agreement and obtain an assignment of the PALIGENT Intellectual Property;

WHEREAS, PALIGENT is the owner of the PALIGENT Intellectual Property;

WHEREAS, the Parties desire to terminate the License Agreement and INDEVUS desires to obtain from PALIGENT an assignment of the PALIGENT Intellectual Property and the Third Party Agreements, and PALIGENT desires to grant such assignment to INDEVUS, all upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, where used in the singular or plural, shall have the respective meanings set forth below:

1.1.                              “Affiliate” shall mean (i) any corporation or business entity of which more than fifty percent (50%) of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by a Party; (ii) any corporation or business entity which, directly or indirectly, owns, controls or holds more than fifty percent (50%) (or the maximum ownership interest permitted by law) of the securities or other ownership interests representing the equity, voting stock or general partnership interest of a Party or (iii) any corporation or business entity of which a Party has the right to acquire, directly or indirectly, at least fifty percent (50%) of the securities or other ownership interests representing the equity, voting stock or general partnership interest thereof.

1.2.                              “Business Day(s)” shall mean any day that is not a Saturday or a Sunday or a day on which the New York Stock Exchange is closed.

1.3.                              “Compound” shall mean a condensation polymer of an aromatic sulfonic acid and an aldehyde, any other compounds disclosed or covered in the PALIGENT Patent Assets, and any derivative, homolog, or analog of any of the foregoing, and any isomer, salt, hydrate, solvate, amide, ester, metabolite, or prodrug of any of the foregoing.

1.4.                              “Improvement” shall mean any improvement or enhancement relating to Compound or Product including, without limitation, any change or modification to any method, process, composition, or any enhancement in the manufacture, formulation, ingredients, preparation, presentation, means of delivery, dosage, administration, use, indication or packaging as well as the addition of other active ingredients.

1.5.                              “IND” shall mean an investigational new drug application, as defined in 21 CFR Section 312.3, and any amendments thereto, filed with any regulatory authority, the filing of which is necessary to commence clinical testing of Product in such regulatory jurisdiction, including IND number 56,962.

1.6.                              “Inventory” shall mean any inventory of Compound or Product owned or controlled by PALIGENT or any Affiliate as of the Effective Date, including all inventory of finished Product or Compound, whether held at a location or facility of PALIGENT or any Affiliate (or of any other person on behalf of PALIGENT or any Affiliate) including any such materials held by Pharm-Eco Laboratories, Inc. and/or Dow Pharmaceutical Sciences.

1.7.                              “License Agreement” shall mean the License Agreement by and between PALIGENT and INDEVUS effective as of June 14, 2000, as amended on April 10, 2003.

1.8.                              “PALIGENT Intellectual Property” shall mean the PALIGENT Patent Assets, the PALIGENT Know-How and the Trademarks.

1.9.                              “PALIGENT Know-How” shall mean any and all information and materials, including but not limited to, discoveries, information, Improvements, processes, formulas, data, inventions, know-how and trade secrets, patentable or otherwise, which

(i)                                     relate to Compound, Product or any Improvement; and

(ii)                                  are owned by PALIGENT or any PALIGENT Affiliate or are in the possession or control of PALIGENT or any PALIGENT Affiliate.

Such Know-How shall include, without limitation, all chemical, pharmaceutical, toxicological, preclinical, clinical, assay control, manufacturing, regulatory, and any other information used or useful for the development, manufacturing and/or regulatory approval of Compound or Product, including such rights which PALIGENT or any PALIGENT Affiliate has to information developed by Third Parties, including, without limitation any IND or other regulatory filing or data included in or generated as a result of or under an IND or other regulatory filing, including data or results from the clinical trials listed on Schedule 1.9.

1.10.                        “PALIGENT Patent Assets” shall mean any and all patents and patent applications, including provisionals and priority filings, utility models and their applications (which shall be

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deemed to include certificates of invention and applications for certificates of invention and supplementary protection certificates, together in all cases with any continuations, continuations-in-part, divisions, patents of addition, reexaminations, reissues, renewals as well as extensions, supplementary protection certificates and any other patent term extensions of any of the foregoing which as of the Effective Date

(a)                                  are owned or controlled by PALIGENT or any PALIGENT Affiliate in whole or in part, and

(b)                                 relate to Compound, Product or any Improvement, including but not limited to methods of their development, manufacture, or use, or otherwise relate to PALIGENT Know-How, including but not limited to the patents and patent applications listed on Schedule 1.10 and any counterparts thereof which have been or may be filed in other countries.

1.11.                        “Party” shall mean PALIGENT or INDEVUS.

1.12.                        “Patent Assignment” shall mean the assignment of the PALIGENT Patent Assets in the form attached hereto as Exhibit 1.12 to be executed by PALIGENT on the Effective Date and thereafter recorded in the United States Patent and Trademark Office and in any foreign national patent granting authority.

1.13.                        “Product” shall mean any pharmaceutical composition which contains Compound as at least one of the therapeutically active ingredients, in any and all formulations, delivery systems or package configurations for any indication.

1.14.                        “Territory” shall mean all of the countries in the world.

1.15.                        “Third Party(ies)” shall mean a person or entity who or which is neither a Party nor an Affiliate of a Party.

1.16.                        “Third Party Agreements” shall mean any and all agreements between PALIGENT and any Third Party relating to the development of Compound or Product, including the agreements listed on Schedule 1.16.

1.17.                        “Trademarks” shall mean the trademarks listed on Schedule 1.17, all related domain names and other trademark related rights relating to Compound or Product.

1.18.                        “Trademark Assignment” shall mean the assignment of the Trademarks in the form attached hereto as Exhibit 1.18, to be executed by PALIGENT on the Effective Date and thereafter recorded in the United States Patent and Trademark Office and in any foreign national trademark granting authority.

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ARTICLE II

TERMINATION OF LICENSE AGREEMENT; ASSIGNMENT

2.1.                              In consideration of the payment of US$500,000 by INDEVUS to PALIGENT, the receipt of which is hereby acknowledged by PALIGENT, the following shall occur with effect on, from and as of the Effective Date:

(a)                                  Termination.  The License Agreement shall be and is hereby cancelled and terminated in its entirety.  Notwithstanding any provision contained in the License Agreement, neither Party shall have any obligation or liability to the other Party under the License Agreement or in connection with the termination thereof, except that the provisions of Article IV of the License Agreement shall survive the termination thereof on the terms set forth in the License Agreement.

(b)                                 Assignments.  PALIGENT, on behalf of itself and any PALIGENT Affiliate, shall, and hereby irrevocably, absolutely and unconditionally assigns, transfers and conveys to INDEVUS, and INDEVUS hereby accepts from PALIGENT, (i) all of PALIGENT’S rights, title and interest throughout the Territory in and to the PALIGENT Intellectual Property, including the right to bring an action for past patent or trademark infringement; (ii) the Third Party Agreements and all of PALIGENT’s rights and interest throughout the Territory in and under the Third Party Agreements; and (iii) all of PALIGENT’S rights, title and interest in and to any Inventory.  The foregoing assets are sometimes referred to collectively herein as the “Assigned Assets” and the foregoing assignments are sometimes referred to herein as the “Assignment.”

2.2.                              PALIGENT shall not execute any writing or do any act whatsoever conflicting with the Assignment, and shall, at any time upon request without further or additional consideration, execute and perform such additional assignments, instruments and other writings, each of which shall be prepared by, and at the sole cost and expense of, INDEVUS and do such additional acts as INDEVUS may deem necessary or desirable to perfect INDEVUS’ enjoyment of the grant of the Assignment; provided such acts do not require the expenditure of any funds by PALIGENT or any Affiliate thereof (in all cases other than fees or expenses that were paid or incurred by PALIGENT prior to or as of the Effective Date or legal fees and expenses of PALIGENT relating to the execution of this Agreement, all of which shall be the responsibility of PALIGENT), it being understood that the foregoing covenant and agreement shall bind assigns and legal representatives of PALIGENT and inure to the benefit of the assigns and legal representatives of INDEVUS.  Without limiting the generality of the foregoing, (i) PALIGENT shall execute and deliver to INDEVUS the Patent Assignment and the Trademark Assignment simultaneously with the execution and delivery of this Agreement; and any foreign counterparts thereof promptly thereafter (ii) the Assignmentof the Assigned Assets shall be subject to the provisions of Section 2.4; and (iii) neither PALIGENT nor any of its Affiliates shall directly or indirectly market, promote, sell and/or distribute in the Territory, any product under any trademark that is confusingly similar to the Trademarks.

2.3.                              As promptly as practicable after the Effective Date, PALIGENT shall transfer to INDEVUS all PALIGENT Intellectual Property not previously made available to INDEVUS, in electronic format, where available, and hard copies (or, upon INDEVUS’ request, originals), all

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of which shall be subject to the Assignment; it being understood that PALIGENT, to its knowledge, has previously delivered to INDEVUS or its agents or employees all files, documents and other materials relating to the PALIGENT Intellectual Property.  The Parties acknowledge and agree that, pursuant to the License Agreement, IND number 56,962 has previously been transferred by PALIGENT to INDEVUS and is held by and in the name of INDEVUS.

2.4.                              Notwithstanding anything to the contrary contained in this Agreement, no Third Party Agreement shall be deemed assigned to INDEVUS pursuant to this Agreement if the attempted assignment of the same to INDEVUS without the consent or approval of the other party thereto or of any governmental entity, including but not limited to any regulatory authority, would be prohibited by law, would be ineffective or would constitute a material breach thereof. If any such consent or approval is required but not obtained on or prior to the Effective Date, PALIGENT covenants and agrees that:

(a)                                  the economic (beneficial) interest in or to such Third Party Agreement shall in any event pass to INDEVUS, and any and all liabilities, obligations and responsibilities pertaining to such Third Party Agreements shall be assumed (and PALIGENT shall be indemnified and held harmless from the same, except for liabilities arising or resulting from acts or omissions by PALIGENT) by INDEVUS, in each case as of the Effective Date hereunder;

(b)                                 from and after the Effective Date, PALIGENT shall hold and declare that they hold any and all such Third Party Agreement for the benefit of INDEVUS;

(c)                                  At the request of Indevus, PALIGENT shall use commercially reasonable efforts to obtain and secure any and all consents and approvals that may be necessary to effect the valid transfer, conveyance or assignment of the same to INDEVUS without adversely changing any of the material terms or conditions thereof (including, without limitation, the formal assignment or novation of any of the same, if so required), designed to provide to INDEVUS the benefits of such Third Party Agreement that it would have obtained had the Third Party Agreement been deemed assigned to INDEVUS under this Agreement and, once approval or consent for the assignment of any such Third Party Agreement is obtained, PALIGENT shall assign such Third Party Agreement to INDEVUS at no additional cost to INDEVUS; and

(d)                                 PALIGENT shall cooperate with INDEVUS in any other reasonable arrangement designed to provide for INDEVUS the benefits of and to such Assigned Assets.

ARTICLE III

REPRESENTATION AND WARRANTIES

3.1.                              PALIGENT Representations and Warranties.  PALIGENT represents and warrants to INDEVUS that as of the Effective Date:

(a)                                  this Agreement has been duly executed and delivered by PALIGENT and constitutes legal, valid, and binding obligations enforceable against PALIGENT in accordance

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with its terms, except as enforceability is limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor’s rights generally, or (ii) general principles of equity, whether considered in a proceeding in equity or at law;

(b)                                 no approval, authorization, consent, or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by PALIGENT of this Agreement or the consummation by PALIGENT of the transactions contemplated hereby; the execution, delivery, and performance by PALIGENT of this Agreement and each such agreement, document and instrument contemplated by this Agreement to which PALIGENT is a party (i) do not violate any provision of the certificate or articles of incorporation or other similar governing instruments or by-laws of PALIGENT; and (ii) do not and will not result in a breach of, constitute a default under any material agreement, order, writ, judgment, or award to which PALIGENT is a party or by which any property of PALIGENT is bound or affected;

(c)                                  PALIGENT has the full corporate power and authority to enter into and deliver this Agreement, to grant the Assignment and to consummate the transactions contemplated hereby; all corporate acts and other proceedings required to be taken to authorize such execution, delivery, and consummation have been duly and properly taken and obtained;

(d)                                 Schedule 1.10 is a complete and accurate list of all patents and patent applications in the Territory relating to Compound or Product owned or controlled by PALIGENT; to PALIGENT’S knowledge, the issued patents included in the PALIGENT Patent Assets are valid and enforceable over any references or prior art; PALIGENT is the sole and exclusive owner of the PALIGENT Intellectual Property, all of which are free and clear of any liens, charges and encumbrances, and, to PALIGENT’S knowledge, no other person, corporate or other private entity, or governmental or university entity or subdivision thereof has any claim of ownership or rights therein, whatsoever (other than, prior to the Effective Date, pursuant to the License Agreement); PALIGENT has not previously assigned, transferred, conveyed, licensed or otherwise encumbered its right, title and interest in or to any of the PALIGENT Intellectual Property or the Third Party Agreements or entered into any agreement with any Third Party which is in conflict with the rights granted to INDEVUS pursuant to this Agreement;

(e)                                  PALIGENT has transferred to INDEVUS the files for the PALIGENT Patent Assets as well as all information received by PALIGENT as of the Effective Date relating to the PALIGENT Patent Assets as well as all information received by PALIGENT concerning the institution or possible institution of any interference, opposition, reexamination, reissue, revocation, nullification, or any official proceeding involving a PALIGENT Patent Asset, and will continue to make all such disclosures to INDEVUS regarding any new significant event of which PALIGENT becomes aware relating to the PALIGENT Patent Assets;

(f)                                    there are no claims, judgments or settlements against or owed by PALIGENT relating to the PALIGENT Patent Assets or the Trademarks or pending or, to the best of PALIGENT’s knowledge, threatened claims or litigation against PALIGENT relating to the PALIGENT Patent Assets or the Trademarks;

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(g)                                 PALIGENT has disclosed to INDEVUS all relevant information known by it regarding the PALIGENT Intellectual Property reasonably related to the development and commercialization of Product.;

(h)                                 prior to and as of the Effective Date, no regulatory filings relating to regulatory review or approval of Compound or Product have been filed by PALIGENT or any PALIGENT Affiliate with any government authority in any part of the world for any product relating to Compound or Product, except for IND number 56,962, which has been transferred to INDEVUS;

(i)                                     Except for any royalty payments that may be owed pursuant to the Third Party Agreements listed on Schedule 1.16, no royalty payments are owed by PALIGENT to any Third Party with respect to the Compound or Product; PALIGENT has furnished INDEVUS with a true and complete copy of the Third Party Agreements, each of which, to PALIGENT’S knowledge, is in full force and effect in accordance with its terms and Paligent is not in default or breach of any of the Third Party Agreements, nor has it received any notice of any defaults, breaches or violation thereunder; and, to PALIGENT’S knowledge, no other party to the Third Party Agreements is in default or breach of such agreement; and

3.2.                              INDEVUS Representations, Warranties.  INDEVUS represents and warrants to PALIGENT that as of the Effective Date:

(a)                                  this Agreement has been duly executed and delivered by INDEVUS and constitutes legal, valid, and binding obligations enforceable against it in accordance with their respective terms except as enforceability is limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor’s rights generally, or (ii) general principles of equity, whether considered in a proceeding in equity or at law;

(b)                                 it has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  All corporate acts and other proceedings required to be taken to authorize such execution, delivery, and consummation have been duly and properly taken and obtained; and

(c)                                  no approval, authorization, consent, or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by INDEVUS of this Agreement.

ARTICLE IV

MISCELLANEOUS

4.1.                              Notices.  All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

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if to INDEVUS to:

INDEVUS PHARMACEUTICALS, INC.
99 Hayden Avenue
Lexington, MA 02421
Attention:  President
Fax No.: 781-862-3859

if to PALIGENT to:

PALIGENT, INC.
10 East 53rd Street, 33rd Floor
New York, NY 10022
Attention:  President
Fax No.: (212) 755-5463

or to such other address as the Party to whom notice is to be given may have furnished to the other Parties in writing in accordance herewith.  Any such communication shall be deemed to have been given when delivered if personally delivered or sent by facsimile on a Business Day, upon confirmed delivery by nationally-recognized overnight courier if so delivered and on the third Business Day following the date of mailing if sent by registered or certified mail.

4.2.                              Applicable Law.  The Agreement shall be governed by and construed in accordance with the laws of the United States of America and State of New York without reference to any rules of conflict of laws.

4.3.                              Entire Agreement.  This Agreement, including the exhibits and schedules hereto, contain the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all previous agreements, writings and understandings, including without limitation, the License Agreement (except as specifically set forth herein).  This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by all Parties hereto.

4.4.                              Headings.  The captions to the several Articles and Sections hereof are not a part of the Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

4.5.                              Counterparts.  The Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.6.                              Use of Names.  Except as otherwise provided in this Agreement, neither Party shall use the name of the other Party in relation to this transaction in any public announcement, press release or other public document without the consent of such other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party may use the name of the other Party in any document required to comply with applicable laws, rules or regulations.

4.7.                              Successors and Assigns.  This Agreement shall inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

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4.8.                              Third Parties.  This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

PALIGENT INC.

By:	/s/ Salvatore A. Bucci
	Name:	Salvatore A. Bucci
	Title:	President and Chief Executive Officer

INDEVUS PHARMACEUTICALS, INC.

By:	/s/ Glenn L. Cooper
	Name:	Glenn L. Cooper, M.D.
	Title:	President and Chief Executive Officer

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SCHEDULE 1.9

CLINICAL TRIALS

•                                          Protocol RD 499/20914:  A Rising Single Dose Tolerance Study of PRO 2000/5 in Adult Healthy Volunteers

•                                          Protocol PRO 2000/5-01:  A Multi-center Phase I/II Randomized, Controlled, Open-label Study to Determine the Safety and Anti-HIV-1 Activity of a Continuous Infusion of PRO 2000/5 in HIV-1 Positive Patients

•                                          Protocol PRO 2000/5-02:  A Single Center Phase I/II Open-label Study to Determine the Safety and Anti-HIV-1 Activity of Multiple Single-dose Infusions of PRO 2000/5 in HIV Seropositive Patients

•                                          Protocol PRO 2000/5-03:  A Phase I Study to Assess the Safety and Tolerance of PRO 2000/5 Gel in Healthy Volunteers

•                                          Protocol PRO 2000/5-04:  A Phase I Study to Assess the Safety and Tolerance of PRO 2000/5 Gel in Healthy Volunteers

•                                          Protocol HIVNET 020:  A Phase I Multicenter Dose Escalation Safety and Acceptability Study of the Investigational Vaginal Microbicide Agent PRO 2000/5 Gel (P)

SCHEDULE 1.10

PALIGENT PATENT ASSETS

1)  Compound for inhibiting HIV infectivity.

Inventors:  S. K. Singh, R. J. Patch, P. V. Pallai, E. A. Neidhardt, G. P. Pallace, K. J. Willis, T. M. Sampo, K. W. McDonald, Z. Shi

Issued U.S. Patents:

Patent No.	US 5,614,559
Issue Date:	25 March 1997

Patent No.	US 5,677,343
Issue Date:	14 October 1997

Patent No.	US 6,075,050
Issue Date:	13 June 2000

Patent No.	US 6,365,625
Issue Date:	2 April 2002

Patent Family:

PCT:
Application No.:	PCT/US94/13335
Application Date:	17 November 1994
Publication No.:	WO 9514479
Publication Date:	01 June 1995
Title:	Condensation Polymer of an Aromatic Sulfonic Acid and an Aldehyde for inhibiting HIV Infectivity
Status:	Inactive

Canada:
Application No.:	2,177,257
Application Date:	17 November 1994
Language:	English

EPC:
Application No.:	95 902 606
Application Date:	17 November 1994

Language:	English
Designated States: (National) AT; BE; CH; DE; DK; ES; FR; GB; GR; IE; IT; LI; LU; MC; NL; PT; SE

Japan:
Application No.:	7-515151
Application Date:	17 November 1994
Language:	Japanese

U.S.:
Application No.:	08/156,443
Application Date:	23 November 1993
Inactive:	Abandoned

U.S.:
Application No.:	08/468,877
Application Date:	05 July 1995
Inactive:	Abandoned
CIP of 08/245,619

(2)  Sulfonic acid and aldehyde condensation polymers for preventing pregnancy.

Inventors:  A.J. Sonderfan, A. T. Profy, T. Chancellor, M. McKinlay

Issued U.S. Patent:

Patent No.	US 5,958,399
Issue Date:	28 September 1999
Title:	Sulfonic Acid and Aldehyde Condensation Polymers for Preventing Pregnancy

Patent Family:

PCT:
Application No.:	PCT/US98/08440
Application Date:	27 April 1998
Publication No:	WO 9848819
Publication Date:	05 November 1998
Status:	Inactive

Designated States: (National) AL; AM; AT; AU; AZ; BA; BB; BG; BR; BY; CA; CH; CN; CU; CZ; DE; DK; EE; ES; FI; GB; GE; GH; GM; GW; HU; ID;

IL; IS; JP; KE; KG; KP; KR; KZ; LC; LK; LR; LS; LT; LU; LV; MD; MG; MK; MN; MW; MX; NO; NZ; PL; PT; RO; RU; SD; SE; SG; SI; SK; SL; TJ; TM; TR; TT; UA; UG; UZ; VN; YU; ZW (Regional) GH; GM; KE; LS; MW; SD; SZ; UG; ZW; AM; AZ; BY; KG; KZ; MD; RU; TJ; TM; AT; BE; CH; CY; DE; DK; ES; FI; FR; GB; GR; IE; IT; LU; MC; NL; PT; SE; BF; BJ; CF; CG; CI; CM; GA; GN; ML; MR; NE; SN; TD; TG

Australia:
Patent No.	AU 732693
Issue Date:	9 August 2001

Brazil:
Application No.:	P19809378-9
Application Date:	27 April 1998
Language:	Portuguese

Canada:
Application No.:	CA 2,288,024
Application Date:	27 April 1998
Language:	English

China:
Patent No.	ZL98804711.X
Issue Date:	15 October 2003
Language:	Chinese

Hong Kong:
Patent No.	HK 1027981
Issue Date:	18 June 2004
Language:	English

Japan:
Application No:	10547245
Application Date:	27 April 1998
Publication No.:	JP 2001523251
Publication Date:	20 November 2001
Language:	Japanese

Mexico:
Application No.:	999985
Application Date:	27 April 1998
Title:	Condensation Polymer Composition for Preventing Pregnancy

New Zealand:
Patent No.	NZ 500640
Issue Date:	10 May 2001
Language:	English

Russia:
Publication No.	RU 2203672
Publication Date:	10 May 2003
Language:	Russian

South Africa:
Patent No.:	ZA 9803655
Issue Date:	24 February 1999
Language:	English

South Korea:
Application No.:	1999-7010094
Application Date:	27 April 1998
Request for exam:	25 April 2003
Title:	Condensation Polymer Composition for Preventing Pregnancy

EPC:
Patent No.	0 981 354
Grant Date:	16 June 2004
Application No.	98 91 9920
Title:	Condensation Polymer Composition for Preventing Pregnancy

Austria:
Patent No.	E269092
Issue Date:	16 June 2004

Belgium:
Application No.:	0981354
Application Date:	27 April 1998

Publication No:	0981354

Cyprus:
Patent No.:	0981354
Anticipated Patent Date:	16 June 2004

Denmark:
Patent No.:	0981354
Anticipated Patent Date:	16 June 2004

Finland:
Patent No.:	0981354
Patent Date:	16 June 2004

France:
Patent No.:	0981354
Patent Date:	16 June 2004

Germany:
Patent No.:	DE 69824580.6-08
Patent Date:	16 June 2004

Great Britain
Patent No.:	0981354
Patent Date:	16 June 2004

Greece:
Patent No.:	0981354
Anticipated Patent Date:	01 March 2004

Ireland:
Patent No.:	0981354
Patent Date:	16 June 2004

Italy:
Patent No.:	0981354
Patent Date:	16 June 2004

Luxembourg:
Patent No.:	0981354
Patent Date:	16 June 2004

Monaco:
Patent No.:	0981354

Anticipated Patent Date:	16 June 2004

Netherlands:
Patent No.:	0981354
Patent Date:	16 June 2004

Portugal:
Patent No.:	0981354
Patent Date:	16 June 2004

Spain:
Patent No.:	0981354
Anticipated Patent Date:	16 June 2004

Sweden:
Patent No.:	0981354
Patent Date:	16 June 2004

Switzerland/Liechtenstein:
Patent No.:	0981354
Patent Date:	16 June 2004

Albania:
Patent No.:	0981354
Anticipated Patent Date:	16 June 2004

Lithuania:
Patent No.:	0981354
Anticipated Patent Date:	16 June 2004

Latvia:
Patent No.:	P04448
Patent Date:	16 June 2004

Romania:
Patent No.:	0981354
Anticipated Patent Date:	16 June 2004

Slovenia:
Patent No.:	P9830686
Patent Date:	16 June 2004

Yugoslavia (Macedonia):
Patent No.:	0981354
Patent Date:	16 June 2004

EXHIBIT 1.12

PATENT ASSIGNMENT

WHEREAS PALIGENT INC., formerly HeavenlyDoor.com Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 10 East 53rd Street, 33rd Floor, New York, New York 10022 (“Assignor”), is the sole owner of the entire right, title and interest in the patents and patent applications listed in Schedule A, attached hereto; and

WHEREAS, Indevus Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 99 Hayden Avenue, Suite 200, Lexington, Massachusetts 02421 (“Assignee”), is desirous of acquiring the entire right, title and interest in and to the inventions disclosed or claimed in said patents and patent applications, and in and to any and all Letters Patent of the United States and any foreign countries which may be obtained therefore;

NOW, THEREFORE, for good and valuable consideration, the receipt for and sufficiency of which is hereby acknowledged, Assignor does hereby sell, assign, transfer and set over unto the Assignee, its legal representatives, successors, and assigns, the entire right, title and interest in and to said patents and patent applications, including the right to sue for past infringement, as set forth in the above-mentioned Exhibit A and the inventions disclosed or claimed therein, including any continuations, continuations-in-part, divisions, reissues, re-examinations or extensions thereof, and to any and all Letters Patents of the United States and any foreign countries which may be issued for said inventions;

Assignor also hereby agrees with the said Assignee that Assignor will not execute any writing or do any act whatsoever conflicting with these presents, and that it will, at any time upon request without further or additional consideration but at the expense of said Assignee, execute such additional assignments and other writing and do such additional acts as said Assignee may deem necessary or desirable to perfect said Assignee’s enjoyment of this grant, and render all necessary assistance in making application for and obtaining original, divisional, continuations, continuations-in-part, reexamined, reissued, or extended Letters Patent of the United States or of any and all foreign countries on said inventions, and in enforcing any rights or causes in action accruing as a result of such applications or patents, by giving testimony in any proceeding or transactions involving such applications or patents, and by executing preliminary statements and other affidavits, it being understood that the foregoing covenant and agreement shall bind assigns and legal representatives of Assignor and inure to the benefit of the assigns and legal representatives of Assignee;

Assignor requests the Director of Patents and Trademarks to issue Letters Patents of the United States (or, for any and all foreign countries, any foreign national patent granting authority) which may be granted for said inventions to said Assignee, its legal representatives, successors or assigns, as the sole owner of the entire right, title and interest in and to said patents and the inventions covered thereby.

IN TESTIMONY WHEREOF, We have hereunto set our hands.

PALIGENT INC.

Date:	December 14, 2004	By :	/s/ Salvatore A. Bucci

		Title:	President & CEO

STATE OF New York	)
	)	SS.
COUNTY OF New York	)

On this 14th day of December, 2004, before me, Notary Public, personally appeared to me known to be the individual whose name is subscribed to this instrument, and acknowledged that he/she executed it as his/her free and voluntary act and deed for the uses and purposes mentioned therein.

WITNESS my hand and official seal.

/s/ Carmel T. McDonald
Notary Public
My Commission Expires: 9/29/2005

CARMEL T. MCDONALD
Notary Public, State of New York
No. 01MC5085770
Qualified in Orange County
Commission Expires September 29, 2005

SCHEDULE A TO PATENT ASSIGNMENT (UNITED STATES)

1)  Compound for inhibiting HIV infectivity.

Inventors:  S. K. Singh, R. J. Patch, P. V. Pallai, E. A. Neidhardt, G. P. Pallace, K. J. Willis, T. M. Sampo, K. W. McDonald, Z. Shi

Issued U.S. Patents:

Patent No.	US 5,614,559
Issue Date:	25 March 1997

Patent No.	US 5,677,343
Issue Date:	14 October 1997

Patent No.	US 6,075,050
Issue Date:	13 June 2000

Patent No.	US 6,365,625
Issue Date:	2 April 2002

(2)  Sulfonic acid and aldehyde condensation polymers for preventing pregnancy.

Inventors:  A.J. Sonderfan, A. T. Profy, T. Chancellor, M. McKinlay

Issued U.S. Patent:

Patent No.	US 5,958,399
Issue Date:	28 September 1999
Title:	Sulfonic Acid and Aldehyde Condensation Polymers for Preventing Pregnancy

SCHEDULE 1.16

THIRD PARTY AGREEMENTS

Agreement dated as of October 7, 1996 by and between Procept, Inc. (a predecessor of PALIGENT) and the Medical Research Council.

Agreement dated as of February 25, 1999 by and between Procept, Inc. and the Medical Research Council.

Reseach and Manufacturing Contract dated as of March 14, 1994 between Pharm-Eco Laboratories and Procept, Inc.

Proposal for Formulation of an Intravaginal Virucide (PRO 2000/5) dated December 19, 1995 between Dow Dermatologics, Inc. and Procept, Inc.

The Proposal ‘Reformulation of PRO 2000/5 Vaginal Gel to Contain a Preservative System’ dated January 10, 1997 between Dow Pharmaceutical Sciences, Inc. and Procept, Inc.

The Quotation dated December 19, 1994 executed by Simbec Research Limited and Procept, Inc.

Clinical Study Agreement dated June 27, 1995 among Academisch Ziekenhuis bij de Universiteit van Amsterdam (“AMC-UvA”), Joep M. A. Lange, M.D., Ph.D., and Procept, Inc.

Clinical Study Agreement dated March 19, 1996 among the non-profit association LABREFIP, Dr. S. Sprecher, and Procept, Inc.

Clinical Study Agreement dated November 15, 1996 among the Prince Leopold Institute of Tropical Medicine, Dr. Marie Laga, and Procept, Inc.

Clinical Study Agreement dated January 10, 1997 among Imperial College of Science, Technology and Medicine, Professor Jonathan Weber, Dr. Valerie Kitchen, and Procept, Inc.

Clinical Trial Agreement dated March 3, 1999 between the Division of AIDS, National Institute of Allergy and Infectious Diseases (NIAID) and Procept, Inc.

Screening Agreement dated May 14, 1996 between the Division of Microbiology and Infectious Diseases (DMID), National Institute for Allergy and Infectious Diseases and Procept, Inc.

Material Transfer Agreement dated December 15, 1999 among the National Institute of Child Health and Human Development, Dr. Richard Blye, Dr. Albert Profy and Procept, Inc.

Material Transfer Agreement dated May 3, 2000 among the Centers for Disease Control and Prevention, Dr. Clyde E. Hart, Dr. Albert T. Profy and Procept, Inc.

Materials Transfer Agreement dated January 7, 1997 among CONRAD, Dr. Lee Claypool, and Procept, Inc.

Materials Transfer Agreement dated January 27, 1998 among Duke University, Professor David Katz, and Procept, Inc.

Consulting and Confidentiality Agreement dated June 15, 1998 among Duke University, Professor David Katz, and Procept, Inc.

Materials Transfer Agreement dated October 3, 1996 among Magee-Womens Hospital, Dr. Sharon Hillier, and Procept, Inc.

Research Evaluation Agreement dated December 21,1998 between Zonagen, Inc. and Procept, Inc.

Agreement dated April 30, 1997 between Medical and Technical Research Associates, Inc. and Procept, Inc.

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SCHEDULE 1.17

TRADEMARKS

PRO 2000/5                                   Registration No. 2082174

PRO 2000                                             Registration No. 2292972

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EXHIBIT 1.18

TRADEMARK ASSIGNMENT

WHEREAS PALIGENT INC., formerly HeavenlyDoor.com Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 10 East 53rd Street, 33rd Floor, , New York, New York 10022 (“Assignor”), is the sole owner of the entire right, title and interest in the trademark registrations listed on Schedule A, attached hereto (“the Marks”); and

Whereas, Indevus Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 99 Hayden Avenue, Suite 200, Lexington, Massachusetts 02421 (“Assignee”), is desirous of acquiring the entire right, title and interest in and to the said Marks, in the United States and throughout the world, including the good will represented by the Marks;

NOW, THEREFORE, for good and valuable consideration, the receipt for and sufficiency of which is hereby acknowledged, Assignor does hereby sell, assign, transfer and set over unto the Assignee, its legal representatives, successors, and assigns, the entire right, title and interest in and to said Marks, together with the entire goodwill associated with and symbolized by the Marks, together with all common law rights, together with all rights and privileges granted and secured thereby, including the right to sue for all causes of action related to the Marks, and the right to sue in Assignee’s own name and to recover for any damages and profits for past infringement, unfair competition or passing off, said rights to be held and enjoyed by said Assignee, for its own use and benefit and for the use and benefit of its successors, assigns or other legal representatives as fully and entirely as the same would have been held and enjoyed by said Assignor if this Assignment and sale had not been made;

Assignor also hereby agrees with the said Assignee that Assignor will not execute any writing or do any act whatsoever conflicting with these covenants and agreements, and that it will, at any time upon request without further or additional consideration but at the expense of said Assignee, execute such additional assignments and other writing and do such additional acts as said Assignee may deem necessary or desirable to perfect, secure, record, and register said Assignee’s enjoyment of this grant, it being understood that the foregoing covenant and agreement shall bind assigns and legal representatives of Assignor and inure to the benefit of the assigns and legal representatives of Assignee;

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IN TESTIMONY WHEREOF, We have hereunto set our hands.

PALIGENT INC.

Date:	December 14, 2004	By:	/s/ Salvatore A. Bucci

		Title:	President & CEO

STATE OF New York	)
	)	SS.
COUNTY OF New York	)

On this 14th day of December, 2004, before me,                                                Notary Public, personally appeared to me known to be the individual whose name is subscribed to this instrument, and acknowledged that he/she executed it as his/her free and voluntary act and deed for the uses and purposes mentioned therein.

WITNESS my hand and official seal.

/s/ Carmel T. McDonald
Notary Public
My Commission Expires: 9/29/2005

CARMEL T. MCDONALD
Notary Public, State of New York
No. 01MC5085770
Qualified in Orange County
Commission Expires September 29, 2005

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SCHEDULE A TO TRADEMARK ASSIGNMENT

Trademark	U.S. Registration No.
PRO 2000/5	2,082,174
PRO 2000	2,292,972

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